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                             AMERITECH SUBSIDIARIES                                             Exhibit 21
                               at March 30, 1994




Illinois Bell Telephone Company                                                                     Illinois
    Illinois Bell Administration Center, Inc.                                                       Illinois
Indiana Bell Telephone Company, Incorporated                                                        Indiana
Michigan Bell Telephone Company                                                                     Michigan
The Ohio Bell Telephone Company                                                                     Ohio
Wisconsin Bell, Inc.                                                                                Wisconsin
    Ameritech Services, Inc.*                                                                       Delaware
         Ameritech Center Phase I, Inc. **                                                          Delaware
Ameritech Credit Corporation                                                                        Delaware
Ameritech Development Corporation                                                                   Delaware
Ameritech Mobile Communications, Inc.                                                               Delaware
    Ameritech Mobile Services, Inc.                                                                 Delaware
         Ameritech Mobile Services of Wisconsin, Inc.                                               Delaware
    Ameritech Mobile Phone Service of Chicago, Inc.                                                 Illinois
    Ameritech Mobile Phone Service of Cincinnati, Inc.                                              Delaware
    Ameritech Mobile Phone Service of Detroit, Inc.                                                 Delaware
    Ameritech Mobile Phone Service of Illinois, Inc.                                                Illinois
    Ameritech Mobile Comm. of Wisconsin, Inc.                                                       Wisconsin
    Metrocom Communications, Inc.                                                                   Delaware
    AMC Mexican Holdings, Inc.                                                                      Delaware
    AMCI Partnership Holdings, Inc.                                                                 Delaware
    Ameritech Mobile Data, Inc.                                                                     Delaware
    LFB, Inc.                                                                                       Colorado
         Siegel, Inc.                                                                               Delaware
         CCP (L.P.)***                                                                              Missouri
    CyberTel Financial Corporation                                                                  Delaware
    CyberTel Corporation                                                                            Delaware
    CyberTel St. Louis Paging Corporation                                                           Delaware
    CyberTel Cellular Management Co.                                                                Delaware
    CyberTel RSA Cellular  (L.P.)                                                                   Delaware
         CyberTel Minneapolis Paging Corp.                                                          Delaware
    CyberTel Cellular Telephone Co. (L.P.)****                                                      Delaware
    GSAA, Inc.                                                                                      Delaware
         Gensub, Inc.                                                                               Delaware
    BBD Holdings Ltd.                                                                               Delaware
    Hawaiian Cellular Properties, Inc.                                                              Delaware
Ameritech Publishing, Inc.                                                                          Delaware
    Ameritech Publishing of Illinois, Inc.                                                          Illinois
    Ameritech Publishing International, Inc.                                                        Delaware
    Ameritech Publishing Enterprises, Inc.                                                          Delaware
         Ameritech Industrial Infosource, Inc.                                                      Delaware
             Wer Liefert Was?                                                                       Germany
    Ameritech Publishing Ventures, Inc.                                                             Delaware
Ameritech Enterprise Holdings, Inc.                                                                 Delaware
Ameritech Information Systems, Inc.                                                                 Delaware
    Health Network Ventures, Inc.                                                                   Delaware
    Ameritech Health Connections, Inc.                                                              Delaware
    Ameritech Knowledge Data, Inc.                                                                  Delaware
    NOTIS Systems, Inc.                                                                             Delaware
    Dynix Corporation                                                                               Utah
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
         Dynix, Incorporated                                                                        Utah
         Dynix Marquis, Inc.                                                                        Utah
         Retro Link Associates, Inc.                                                                Utah
         DMI Promack, Inc.                                                                          Utah
         Dynix Library Systems, Inc.                                                                Canada
             Chrysalis Pathways, Inc.                                                               Canada
         Dynix Library Systems Limited                                                              U.K.
         Dynix Library Systems Limited                                                              Ireland
         Dynix (France) S.A.                                                                        France
         Dynix (Nederlands)B.V.                                                                     Netherlands
         Dynix (Deutscheland) GmbH                                                                  Germany
    Ameritech E.G.A., Inc.                                                                          Delaware
    Wisconsin Health Information Network, Inc.                                                      Delaware
Ameritech Advanced Data Services of Illinois, Inc.                                                  Delaware
Ameritech Advanced Data Services of Indiana, Inc.                                                   Delaware
Ameritech Advanced Data Services of Ohio, Inc.                                                      Delaware
Ameritech Advanced Data Services of Michigan, Inc.                                                  Delaware
Ameritech Advanced Data Services of Wisconsin, Inc.                                                 Delaware
Ameritech Properties Corporation                                                                    Delaware
Starline Properties Corporation                                                                     Delaware
Ameritech Capital Funding Corporation                                                               Delaware
Ameritech Bell Group, Inc.                                                                          Delaware
Ameritech International, Inc.                                                                       Delaware
    Ameritech Australia PTY Limited                                                                 Australia
    Polska Telefonia Komorkowa                                                                      Poland
    Netcom GSM+                                                                                     Norway
    MATAV++                                                                                         Hungary
    Ameritech International Holdings Co.                                                            Delaware
Ameritech New Zealand Limited                                                                       Delaware/
                                                                                                    New Zealand
Ameritech New Zealand Funding Corporation                                                           Delaware
Ameritech New Zealand Investments, Inc.                                                             Delaware
    Ameritech Holdings Limited                                                                      New Zealand
         Telecom Corporation of New Zealand Limited                                                 New Zealand
HKP Partners of New Zealand (Gen. P.)                                                               New Zealand
    Sky Network Television Limited                                                                  New Zealand
Ameritech Direct Communications, Inc.                                                               Delaware
Ameritech InfoServe, Inc.                                                                           Delaware
Ameritech International- Hong Kong                                                                  Delaware
American Information Technologies Corporation                                                       Nevada
Ameritech Corporation                                                                               Nevada
Ameritech Credit Corporation                                                                        Nevada
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         *   Jointly owned by the Ameritech landline telephone
             companies
        **   Jointly owned by Ameritech Services, Inc. (49%) and
             Ameritech Corporation (51%)
       ***   AMCI has an approximate 36% interest
      ****   Gensub, Inc. has a 7.5% interest and McCaw has a 15%
             interest
         +   49.9% interest with Singapore Telecom. Majority ownership is held by Arkla A.S. and Comvik International A.S.
        ++   The consortium MagyarCom, of which Ameritech is a
             member, owns 3,126,845 shares of MATAV. Ameritech's
             approximate ownership interest is 15.14%